    As filed with the Securities and Exchange Commission on November 25, 2002

                                                     Registration No. 333-100047
================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                 POST-EFFECTIVE
                                 AMENDMENT NO. 1
                                       TO
                                    FORM S-4

                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933

                                   ----------

                           KRONOS INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

               DELAWARE                                  2810                                22-2949593
    (State or other jurisdiction of          (Primary Standard Industrial          (I.R.S. Employer Identification
            incorporation)                    Classification Code Number)                      Number)

                             16825 NORTHCHASE DRIVE
                                   SUITE 1200
                              HOUSTON, TEXAS 77060
                                 (281) 423-3300
               (Address, including zip code, and telephone number,
        including area code, of registrant's principal executive offices)

                                 ROBERT D. HARDY
                   VICE PRESIDENT AND CHIEF FINANCIAL OFFICER
                             16825 NORTHCHASE DRIVE
                                   SUITE 1200
                              HOUSTON, TEXAS 77060
                                 (281) 423-3300
                            FACSIMILE: (281) 423-3333
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                                   Copies to:
                            Don M. Glendenning, Esq.
                              Toni Weinstein, Esq.
                            Locke Liddell & Sapp LLP
                                2200 Ross Avenue
                                   Suite 2200
                               Dallas, Texas 75201
                                 (214) 740-8000
                            Facsimile: (214) 740-8800

         Approximate date of commencement of proposed sale to the public: The exchange offer to which this Registration Statement on Form S-4 relates expired on November 18, 2002.

         If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. [ ]

         If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

         If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

         This Post-Effective Amendment No. 1 to Registration Statement on Form S-4 (Registration No. 333-100047) shall hereafter become effective in accordance with the provisions of Section 8(c) of the Securities Act.

================================================================================

                             DEREGISTRATION OF NOTES

         This Post-Effective Amendment No. 1 (the "Amendment") amends the Registration Statement on Form S-4 (Registration No. 333-100047) (the "Registration Statement") by which Kronos International, Inc., a Delaware corporation (the "Registrant"), registered E285,000,000 principal amount of the Registrant's 8 7/8% Senior Secured Notes due 2009 (the "Registered Notes") offered in exchange for an equivalent principal amount of the Registrant's outstanding 8 7/8% Senior Secured Notes due 2009. The Securities and Exchange Commission declared the Registration Statement effective on October 4, 2002, and E279,415,000 principal amount of the Registered Notes was issued in the exchange offer.

         In accordance with its undertaking in the Registration Statement, the Registrant is filing this Amendment to deregister the E5,585,000 principal amount of Registered Notes not issued in the exchange offer, which expired on November 18, 2002.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on November 25, 2002.

                                        KRONOS INTERNATIONAL, INC.


                                        By:   /s/ Robert D. Hardy
                                              ----------------------------------
                                              Robert D. Hardy
                                              Vice President and Chief Financial
                                                Officer

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

               SIGNATURE                              TITLE AND CAPACITY                            DATE
               ---------                              ------------------                            ----
                 *                       Chief Executive Officer                       November 25, 2002
------------------------------------     (Principal Executive Officer)
Dr. Lawrence A. Wigdor

/s/ Robert D. Hardy                      Vice President and Chief Financial Officer    November 25, 2002
------------------------------------     (Principal Financial Officer and Principal
Robert D. Hardy                          Accounting Offer)

                 *                       Director                                      November 25, 2002
------------------------------------
Dr. Ulfert Fiand

                 *                       Director                                      November 25, 2002
------------------------------------
Dr. Henry Basson

                 *                       Director                                      November 25, 2002
------------------------------------
Volker Roth

                 *                       Director                                      November 25, 2002
------------------------------------
Andrew Kasprowiak


* By:    /s/ Robert D. Hardy
     ------------------------------------------------
         Robert D. Hardy, as attorney-in-fact
         pursuant to a power of attorney previously filed